Exhibit 10.12

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

NINTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Ninth Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of March 5, 2018, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and THE REALREAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement, dated as of September 19, 2013 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)

Bank hereby waives any and all of Borrower’s violations of the “Primary Depository” covenant, as more specifically described in Section 6.6 of the Agreement, existing and occurring on or prior to the date of this Amendment (the “Banking Relationship Default”).

2)

Bank hereby waives any and all of Borrower’s violations of the Liquidity Ratio covenant, as such covenant is more specifically described in Section 6.7(b) of the Agreement (as such section is in effect immediately prior to the date of this Amendment), existing and occurring on or prior to the date of this Amendment (the “LQR Defaults”, and together with the Banking Relationship Default, the “Existing Defaults”),

3)	The following new Section 2.1(d) is hereby added to the Agreement, as follows:

(d) Term Out of Non-Formula Advances. The Non-Formula Advances outstanding on the Non-Formula Revolving Maturity Date shall amortize, automatically and without further action by either party hereto, as follows:

(i) the aggregate principal amount of Non-Formula Advances outstanding on the Non-Formula Revolving Maturity Date (the “Termed-Out Non-Formula Advances”) shall be payable in 30 equal monthly installments of principal, plus all accrued interest thereon, beginning on July 31, 2018 (the “Term Out Date”), and continuing on the last day of each month thereafter through the Termed Out Maturity Date, at which time all amounts due in connection with the Non-Formula Revolving Line, including the Termed-Out Non-Formula Advances, shall be immediately due and payable; and

(ii) Borrower may not request additional Non-Formula Advances after the Term Out Date, and Termed-Out Non-Formula Advances, once repaid, may not be reborrowed. Borrower may prepay the Termed-Out Non-Formula Advances without penalty or premium.

4)	Section 2.3(a) of the Agreement is hereby amended and restated, as follows:

(a) Interest Rates.

(i) Refinance Term Loan. Except as set forth in Section 2.3(b), the Refinance Term Loan shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to 0.35% above the Prime Rate then in effect.

(ii) Non-Formula Advances. Except as set forth in Section 2.3(b), each of the Non-Formula Advances, as applicable, shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to 0.35% above the Prime Rate then in effect.

5)	The following new Section 2.5(d) is hereby added to the Agreement, as follows:

(d) Ninth Amendment First Success Fee. Within [***] following the occurrence of the Funding Milestone, a fee equal to $[***], which shall be non-refundable and may be debited from any of Borrower’s accounts.

6)	The following new Section 2.5(e) is hereby added to the Agreement, as follows:

(a) Ninth Amendment Second Success Fee. Upon the occurrence of a Liquidity Event, a fee equal to $75,000. This Section 2.5(e) shall survive any termination of this Agreement.

7)	Section 6.7 of the Agreement is hereby amended and restated, as follows:

6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Minimum Revenue. Measured monthly and calculated on a trailing three-month-basis, Borrower shall achieve minimum Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods. For subsequent reporting periods, Bank and Borrower hereby agree that, on or before January 15 of each year during the term of this Agreement, Borrower shall provide to Bank with a budget for the upcoming calendar year, which shall be approved by Borrower’s Board of Directors, and Bank shall use that budget to establish the minimum Revenue amounts for the upcoming year, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute.

Reporting Periods	Minimum Revenue
January 31, 2018	$	[***	]
February 28, 2018	$	[***	]
March 31, 2018	$	[***	]
April 30, 2018	$	[***	]
May 31, 2018	$	[***	]
June 30, 2018	$	[***	]
July 31, 2018	$	[***	]
August 31, 2018	$	[***	]
September 30, 2018	$	[***	]
October 31, 2018	$	[***	]
November 30, 2018	$	[***	]
December 31, 2018	$	[***	]
January 31, 2019	$	[***	]
February 28, 2019	$	[***	]
March 31, 2019	$	[***	]

(b) Minimum Cash Plus Accounts. A balance of Minimum Cash Plus Accounts of not less than $[***] (the “Minimum Cash Plus Accounts Threshold”), monitored on a daily basis; provided, however, that from the Ninth Amendment Effective Date through [***], the Minimum Cash Plus Accounts Threshold shall instead be $[***].

(c) Term Sheet Milestone. Borrower shall have achieved the Term Sheet Milestone.

(d) Funding Milestone. Borrower shall have achieved the Funding Milestone.

8)	The following defined terms are either added to, or are amended and restated in, Exhibit A to the Agreement, as follows:

“Funding Milestone” means Borrower’s consummation of, and receipt of the funding specified in, the transaction underlying the Term Sheet on or prior to June 30, 2018.

“Minimum Cash Plus Accounts” means the sum of: (i) Cash at Bank, plus Cash at a Bank Affiliate subject to an account control agreement reasonably acceptable to Bank, plus (ii) 100% of net Accounts less than 90 days from invoice date (as determined by Bank after its review of aged listings by invoice date of accounts receivable, as delivered by Borrower to Bank pursuant to Section 6.2(b) hereof).

“Ninth Amendment Effective Date” means March 5, 2018.

“Non-Formula Revolving Maturity Date” means July 31, 2018.

“Termed Out Maturity Date” means January 31, 2021.

“Term Sheet Milestone” means Borrower’s delivery to Bank, after the Ninth Amendment Effective Date but on or before May 15, 2018, an executed and accepted term sheet for the sale or issuance of Borrower’s equity securities or Subordinated Debt securities evidencing a commitment by certain parties to fund at least $50,000,000 net Cash proceeds to Borrower, all to investors, and on terms and conditions, acceptable to Bank (the “Term Sheet”).

9)	The defined terms “Liquidity” and “Liquidity Ratio” and their corresponding definition set forth in Exhibit A to the Agreement are hereby deleted in their entirety.

10)

No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

11)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

12)

Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all respects as of the date of this Amendment (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all respects as of such date), and that no Event of Default (other than the Existing Defaults) has occurred and is continuing.

13)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

14)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by Borrower;

b) a Pledge and Security Agreement, whereby any obligations arising under or related to any credit card services provided to Borrower by Bank are cash-secured to the satisfaction of Bank, duly executed by Borrower;

c) payment for all Bank Expenses, including Bank’s expenses in the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

d) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

Signature Page Follows

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE REALREAL, INC.		PACIFIC WESTERN BANK

By:	/s/ Matt Gustke	By:	/s/ Nader Maghsoudnia
Name: Matt Gustke			Name: Nader Maghsoudnia
Title: CFO			Title: Senior Vice President

(Signature Page to Ninth Amendment to Loan and Security Agreement)

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